UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2006

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Master Repurchase Agreement with Merrill Lynch Bank, USA

On February 24, 2006, HomeBanc Corp. (“HomeBanc”) and HomeBanc Mortgage Corporation (“HBMC”) entered into the Master Repurchase Agreement dated as of February 24, 2006 (the “Repurchase Agreement”) by and among Merrill Lynch Bank, USA (“Merrill”), HBMC and HomeBanc. The Repurchase Agreement replaces the Master Repurchase Agreement dated as of February 27, 2002 by and among HomeBanc, HBMC and Merrill Lynch Mortgage Capital Inc., which terminated in accordance with the terms of that agreement, as amended, on February 24, 2006. HBMC is a wholly owned subsidiary of HomeBanc.

The Repurchase Agreement provides for a $150 million uncommitted facility under which HomeBanc and HBMC may sell to Merrill mortgage loans originated by HBMC, with a corresponding agreement to repurchase such loans at a price equal to the original sales price plus a premium which is calculated much like interest on a loan. The premium rate is fixed monthly and is based on LIBOR plus a margin and is payable monthly in arrears. Outstanding mortgage loans must be repurchased on the date agreed upon by Merrill Lynch and HomeBanc or HBMC, as applicable, and on the maturity date, which is February 24, 2007.

Purchase advances under the Repurchase Agreement will be used primarily to supplement borrowings under HomeBanc’s and HBMC’s existing warehouse facility, each of which will be used to provide funds for new mortgage loans originated by HBMC. Purchase advances under the Repurchase Agreement are subject to sub-limits (including sub-limits on loan types and the availability of financing for loans repurchased as a result of breaches of their representations and warranties, among other items), advance rates and terms that vary depending on the type of mortgage loan securing the purchase advances. Advances under the Repurchase Agreement are secured by mortgage loans and mortgage servicing rights owned by HomeBanc and HBMC, each of whom can enter into repurchase transactions under the Repurchase Agreement. The premium for purchases under the Repurchase Agreement and related terms vary depending on the type of mortgage loan purchased. Additionally, in the event of a decrease in the market value of the mortgage loans sold to Merrill Lynch such that the purchase price paid to us exceeds the then current market value, HomeBanc or HBMC, as applicable, is required to transfer additional cash in an amount equal to the amount of the decrease in market value of such loans.

The Repurchase Agreement contains certain financial covenants which require HomeBanc and HBMC, as applicable, to:

•	maintain minimum tangible net worth of $10 million at HBMC;

•	maintain minimum adjusted tangible net worth for HomeBanc and its subsidiaries of not less than $225 million plus an amount equal to 85% of the net proceeds of any equity offerings completed after February 24, 2006;

•	maintain a ratio of total recourse liabilities to adjusted tangible net worth for HomeBanc and its subsidiaries of not greater than 8 to 1 as of the end of any calendar month or any of HomeBanc’s fiscal quarter or fiscal year ends;

•	maintain a maximum ratio of total liabilities, less qualified subordinated debt, to adjusted tangible net worth of:

•	20 to 1 as of the end of any calendar month or any of HomeBanc’s fiscal quarter or fiscal year ends other than during the Capital Raise Period defined below; or

•	25 to 1 as of the end of any calendar month or any of HomeBanc’s fiscal quarter or fiscal year ends during the period from November 31, 2005 to the earlier of May 31, 2006, or the date on which HomeBanc realizes at least $50 million from any public offering of common equity (such period is referred to a the “Capital Raise Period”); and

•	maintain liquidity of at least $10 million at HomeBanc.

The Repurchase Agreement also contains covenants limiting the ability of HomeBanc and its subsidiaries to:

•	transfer or sell all or substantially all of their non-loan assets;

•	grant liens on the loans subject to repurchase transactions under the Repurchase Agreement;

•	incur additional indebtedness in excess of $20 million, other than (1) debt under the Repurchase Agreement, (2) other debt for borrowed money and (3) debt owed by HBMC to HomeBanc;

•	consolidate or merge with another entity, or sell all or substantially all of the assets of HomeBanc or HBMC; and

•	enter into transactions with affiliates other than in the ordinary course of business and on arm’s length terms.

A copy of the Repurchase Amendment is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Amendment to HBMT 2005-3 Trust Agreement

Effective as of February 24, 2006, HMB Acceptance Corp. (“HMB Acceptance”), Wilmington Trust Company, as owner trustee (the “Trustee”), and Wells Fargo Bank, N.A., as securities administrator (the “Securities Administrator”) entered into Amendment No. 1 (the “Trust Agreement Amendment”) to the HomeBanc Mortgage Trust 2005-3 Mortgage Backed Notes Trust Agreement dated as of May 1, 2005, by and among HMB Acceptance, the Trustee and the Securities Administrator. HMB Acceptance is a wholly-owned subsidiary of HomeBanc. The Trust Agreement Amendment was entered into for the purpose of allowing HMB Acceptance to transfer the ownership certificate of the trust together with certain subordinate certificates to HomeBanc and to facilitate the financing of such certificates with certain counterparties. A copy of the Trust Agreement Amendment is attached hereto as Exhibit 10.2 and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On February 24, 2006, HomeBanc and HBMC entered into the Repurchase Agreement described in Item 1.01 of this Current Report. The portion of Item 1.01 of this Current Report captioned “Master Repurchase Agreement with Merrill Lynch Bank, USA” is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Master Repurchase Agreement dated as of February 24, 2006 between Merrill Lynch Bank USA, HomeBanc Mortgage Corporation and HomeBanc Corp.

10.2	Amendment No. 1 to HomeBanc Mortgage Trust 2005-3 Mortgage Backed Notes Trust Agreement among HMB Acceptance Corp., Wilmington Trust Company and Wells Fargo Bank effective February 24, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2006

HOMEBANC CORP.

By:	/s/ ALANA L. GRIFFIN
Name:	Alana L. Griffin
Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Master Repurchase Agreement dated as of February 24, 2006 between Merrill Lynch Bank USA, HomeBanc Mortgage Corporation and HomeBanc Corp.

10.2	Amendment No. 1 to HomeBanc Mortgage Trust 2005-3 Mortgage Backed Notes Trust Agreement among HMB Acceptance Corp., Wilmington Trust Company and Wells Fargo Bank effective February 24, 2006.